Prospectus Supplement	September 18, 2006

PUTNAM PRIME MONEY MARKET FUND Class P Prospectus dated January 30, 2006

In the section “How do I buy fund shares?” the first sentence of the first paragraph is replaced with the following:

Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

PUTNAM INVESTMENTS	237958 9/06